AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 3rd Quarter 2010

For the periods ended September 30, 2010, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter and the 1-, 3-, 5-, and 10-year periods by 40, 6, 47, 46, and 48 basis points, respectively.  On a net basis, the HIT outperformed the benchmark for the quarter and the 3-, 5-, and 10-year periods by 30, 1, 2, and 6 basis points, respectively, as shown below.

Performance for periods ended September 30, 2010 (Returns for periods exceeding one year are annualized)

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.87%	8.03%	8.22%	7.89%	6.66%	6.89%
HIT Total Net Rate of Return	2.77%	7.67%	7.75%	7.43%	6.22%	6.48%
Barclays Capital Aggregate Bond Index	2.48%	7.94%	8.16%	7.42%	6.20%	6.41%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT continues to have a strong year in 2010, outperforming the benchmark on both a gross and net basis during the third quarter.  The HIT’s gross and net returns exceeded the Barclays Aggregate despite a remarkable Treasury rally and strong performance by corporate bonds during the quarter. With its strong showing, the HIT’s gross returns have exceeded the Barclays Aggregate by 9 basis points year-to-date.   The HIT has benefited from its higher income, the active management of its multifamily portfolio, its duration management, and the portfolio’s underweight to single-family mortgage-backed securities (MBS), which underperformed Treasuries for the quarter.

Positive contributions to the HIT’s performance in the third quarter relative to the Barclays Aggregate included:

●	The HIT's ongoing yield advantage over the Barclays Aggregate.

●
The portfolio's structural overweight to spread-based assets as swap spreads tightened across most of the yield curve, with the exception of the middle maturities.  Spread performance ranged from approximately -19 basis points (bps) to -1 bp on 2-year and 10-year maturities, respectively.

●
The HIT's underweight to agency single-family MBS as this sector was the worst performing major sector in the Barclays Aggregate, posting negative "excess returns" of 31 bps.  At the end of the quarter, the portfolio had a 25.7% allocation versus 32.5% for the Barclays Aggregate.

●
The tightening of spreads on the portfolio's Fannie Mae DUS securities, particularly long duration structures.  Spread performance ranged from unchanged to 17 bps tighter relative to Treasuries, depending on structure.   Ginnie Mae permanent loan spreads tightened by 1 bp.  In contrast, Ginnie Mae construction/permanent loan spreads widened by 6 bps.

Negative contributions to the HIT’s performance included:

●
The HIT’s underweight to the lowest credit quality sector of the investment grade universe, whose “excess returns” were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate. Those returns were -2, 117, 170, and 211 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 95% percent of the HIT portfolio is AAA-rated

AFL-CIO HOUSING INVESTMENT TRUST                                                                                  2010 Q3 Highlights

or carries a government or government-sponsored enterprise (GSE) guarantee, versus 78% of the Barclays Aggregate.

●	Corporate bonds’ strong performance. This sector had the second best excess returns of any major sector in the index at 144 bps. The HIT does not hold corporate bonds.

●	The HIT’s underweight to private-label CMBS as this sector was the best performing major sector in the index, posting 405 bps of excess return.

The HIT is well-positioned for investment success due to the relative value in the portfolio and the superior fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.  The HIT's yield advantage over the benchmark has increased to 80 basis points at September 30 from 64 basis points at June 30.  This advantage should enable the HIT to generate competitive returns in the long run without taking more risk. The HIT intends to take advantage of opportunities to purchase attractive construction-related securities with new capital raised from investors.  Its strategy is to continue to focus on the long-term time horizon and to remain disciplined in managing interest rate risk.

Third Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+2.73%	0	5.46
Agencies	+1.90%	+32	3.30
Single family agency MBS (RMBS)	+0.63%	-31	2.93
Corporates	+4.71%	+144	6.72
Commercial MBS (CMBS)	+6.41%	+405	3.86
Asset-backed securities (ABS)	+2.51%	+63	3.57
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/10	9/30/2010	Change
3 Month	0.170	0.153	-0.0173
6 Month	0.217	0.187	-0.0305
1 Year	0.305	0.247	-0.0580
2 Year	0.601	0.422	-0.1792
3 Year	0.964	0.627	-0.3367
5 Year	1.773	1.263	-0.5103
7 Year	2.412	1.906	-0.5060
10 Year	2.931	2.510	-0.4213
30 Year	3.889	3.685	-0.2036
                                    Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                  2010 Q3 Highlights

Portfolio Data as of September 30, 2010

Net Assets = $3,866,214,715
Portfolio Effective Duration = 4.232 years
Portfolio Average Coupon = 5.036%
Portfolio Current Yield = 4.702%
Convexity = -0.068

Portfolio Percentage in Each of the Following Categories: 1

Agency Multifamily MBS	67.19%
Agency Single-Family MBS	25.70%
US Treasury/Agency Bonds	4.64%
AAA Private-Label CMBS	1.81%
Cash & Short-Term Securities	0.66%

Portfolio Percentage in Each of the Following Categories: 1

Mortgage-Backed Securities	25.70%
CMBS – Agency Multifamily*	63.75%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	4.64%
State Housing Bonds	4.89%
Construction & Permanent Mortgages	0.36%
Cash & Short-Term Securities	0.66%
 * Includes multifamily MBS (51.95%), AAA Private-Label CMBS (1.81%)
   and multifamily Construction MBS (9.99%).

Geographical Distribution of Long-Term Portfolio:2

West	3.54%
Midwest	14.48%
South	2.22%
East	24.26%
National Mortgage Pools	55.50%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                  2010 Q3 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	0.66%	5-5.99 years	2.90%
0-0.99 years	12.30%	6-6.99 years	0.44%
1-1.99 years	15.98%	7-7.99 years	3.57%
2-2.99 years	25.29%	8-8.99 years	8.39%
3-3.99 years	16.04%	9-9.99 years	2.43%
4-4.99 years	7.86%	Over 10 years	4.14%

Maturity Distribution (based on stated maturity): 3

0 – 1 year	0.76%
1 – 2.99 years	2.02%
3 – 4.99 years	3.87%
5 – 6.99 years	5.29%
7 – 9.99 years	15.76%
10 – 19.99 years	11.70%
Greater than 20 years	60.60%

Quality Distribution: 3,4

Government or Agency	92.90%
AAA	1.82%
AA	3.25%
A	2.03%

Bond Sector Distribution: 3,4

MBS	95.33%
Treasury	4.67%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.